EXHIBIT 10.80

CONFIDENTIAL TREATMENT REQUESTED CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT NO. 5 TO INGOT SUPPLY AGREEMENT

THIS AMENDMENT NO. 5 INGOT SUPPLY AGREEMENT (This "Amendment No. 5") is made this 28th day of October 2011 ("Effective Date") by and between Woongjin Energy Co., Ltd., a company organized and existing under the laws of the Republic of Korea with its office located at 1316 GwanPyeong-Dong, YuSung-Gu, DaeJeon, Korea (“Supplier”), and SunPower Corporation, a company organized under the laws of the State of Delaware, United States of America, with its principal office located at 3939 North First Street, San Jose, California 95134, United States of America (“Sunpower”), and SunPower Philippines Manufacturing Limited, a Cayman Islands business and wholly owned subsidiary of SunPower, with a branch office at 100 East Main Avenue, Phase 4, Special Economic Zone, Laguna Techno Park, Binan, Laguna, Philippines 4024 (together with SunPower, “Purchaser”). The Supplier and Purchaser is sometimes referred to herein as a "Party" and collectively, as the "Parties". Capitalized terms used in this Amendment No. 5 and not defined herein shall have the meaning given to such terms in the Agreement (as hereinafter defined).

RECITALS

(a)    Supplier and Purchaser are parties to that certain Ingot Supply Agreement, dated as of December 22, 2006, as amended on August 4, 2008, August 1, 2009, February 1, 2011 and July 5, 2011 (the "Agreement"), pursuant to which Supplier agreed to manufacture and sell to Purchaser, and Purchaser agreed to purchase from Supplier, certain SP Polysilicon Based Products and Non-SP Polysilicon Based Products.

(b)The Parties desire to amend the Agreement to amend Ingot pricing and to amend certain other terms and conditions thereof.

NOW THEREFORE, in consideration of the promises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.
Purchaser and Supplier hereby agree to decrease Purchaser's target of purchasing up to *** MT Ingot (including wafer) during Q4'2011 to a new target of purchasing up to *** MT Ingot (including wafer) in Q4' 2011.

2.
Purchaser and Supplier hereby agree to Purchaser's new target of purchasing up to *** MT Ingot (including wafer) during 2012. Purchaser shall use commercially reasonable efforts to reduce its commitments to Purchaser's other suppliers and redirect Purchaser's purchases from such suppliers to Supplier, in which case Purchaser and Supplier hereby agree to increase Purchaser's target of purchasing from up to *** MT Ingot (including wafer) to up to *** MT Ingot (including wafer) during 2012. The Supplier shall provide a maximum *** MT polysilicon towards the purchased quantities of Non-SP Polysilicon Based Products with all other polysilicon to provided by Purchaser for SP Polysilicon Based Products.

3.	Schedule 3.1(a) of the Agreement is hereby amended and restated as follows:

Schedule 3.1(a)

The purchase price for SP Polysilicon Based Products and Non-SP Polysilicon Based Products received during Q4 2011 shall be

For the first ***MT - $***/kg

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

For the next ***MT - $***/kg
For the last ***MT - $***/kg

The purchase price for SP Polysilicon Based Products and Non-SP Polysilicon Based Products received during 2012 shall be

During Q1, 2012 - $***/kg
During Q2, 2012 - $***/kg
During Q3, 2012 - $***/kg
During Q4, 2012 - $***/kg

If the official foreign ***-day average currency exchange rate, as published by the Wall Street Journal, falls below *** South Korean Won to $1US, the Parties shall negotiate in good faith a mutually acceptable adjustment to the pricing set forth above.

If Purchaser receives a bona fide offer from a third party, who is qualified to satisfy Purchaser's applicable specifications, for the supply of similar products at a price equal to or less than ***% of the applicable purchase price under this Agreement, Purchase shall deliver notice to Supplier and the parties shall negotiate in good faith to reduce the applicable purchase price under this Agreement, which price adjustment shall become effective *** days following delivery of Purchaser's notice initiating negotiations for price reductions.  If the parties are unable to reach agreement regarding a reduced price for the remainder of the contract term, Supplier may elect, within *** days of receiving notice of the third party's proposal, to reduce the applicable purchase price for the same quantity of product as proposed by the third party.  If Supplier is unwilling to sell such quantity of product to Purchaser at the same price as the third party, Purchaser, in its sole and absolute discretion, may reduce its outstanding obligation to purchase such products from Supplier by the quantity offered by the third party during the applicable time period and instead purchase such products from the third party.

1.This Amendment No. 5 is effective from October 12th, 2011 until Dec. 31, 2016, or if earlier, until further amended by the parties.

2.All other provisions of the Agreement, except as specifically amended or waived hereby, shall remain in full force and effect and are incorporated herein.

3.If any part of this Amendment No. 5 or the Agreement as amended herein is found to be void or unenforceable for any reason, the remainder of this Amendment No. 5 and the Agreement as amended hereunder, shall be enforced, to the fullest extent possible, as if such void or unenforceable provision was not part of this Amendment No. 5.

4.This Amendment No. 5 may be executed in one or more counterparts, each of which shall be deemed to be an original and shall constitute one and the same instrument. This Amendment No. 5 may be executed by facsimile, and each such facsimile signature shall be deemed to be an original.

[SIGNATURE PAGE FOLLOWS]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS THEREOF, the Parties hereto, intending to be legally bound, have executed this Amendment No. 5 as of the date first written above.

WOONJIN ENERGY CO., LTD By: /s/ Hak Do Yoo Name: Hak Do Yoo Title: CEO Date: Oct. 27, 2011	SUNPOWER CORPORATION By: /s/ Paul Charrette Name: Paul Charrette Title: VP, Supply Chain Date: Oct. 20, 2011

SUNPOWERPHILIPPINES MANUFACTURING LIMITED By:/s/ Paul Charrette Name: Paul Charrette Title: VP, Supply Chain Date: Oct. 20, 2011